                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Coddle Creek Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         CODDLE CREEK FINANCIAL CORP.

                             347 NORTH MAIN STREET
                       MOORESVILLE, NORTH CAROLINA 28115
                                (704) 664-4888


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 26, 1999.


     NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Coddle Creek Financial Corp. (the "Company") will be held on January 26, 1999 at 11:00 a.m., Eastern Time, at the office of the Company at 347 North Main Street, Mooresville, North Carolina 28115.

     The Special Meeting is for the purpose of considering and voting upon the following matters:

     1.   To approve the Coddle Creek Financial Corp. Stock Option Plan;

     2. To approve the Mooresville Savings Bank, Inc., SSB Management Recognition Plan.

     The Board of Directors has established December 16, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                    By Order of the Board of Directors

                                    /s/BILLY R. WILLIAMS

                                    Billy R. Williams
                                    Secretary
Mooresville, North Carolina
December 29, 1998

A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE SPECIAL MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                          CODDLE CREEK FINANCIAL CORP.



                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 1999


SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to stockholders of Coddle Creek Financial Corp. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at a special meeting of stockholders (the "Special Meeting") to be held on January 26, 1999 at 11:00 a.m., Eastern Time, at the office of the Company at 347 North Main Street, Mooresville, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about December 29, 1998.

     REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK (THE "COMMON STOCK") OWNED, IT IS IMPORTANT THAT STOCKHOLDERS BE PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE SPECIAL MEETING. STOCKHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE PROVIDED POSTAGE-PAID ENVELOPE. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Special Meeting. If the enclosed proxy is properly completed, signed, dated, and returned, and not revoked, it will be voted in accordance with the instructions therein. If the proxy is returned with no instructions given, the proxy will be voted FOR approval of the Coddle
                                                    ---
Creek Financial Corp. Stock Option Plan (the "Stock Option Plan") and the Mooresville Savings Bank, Inc., SSB Management Recognition Plan (the "Management Recognition Plan" or the "MRP"). If instructions are given with respect to one but not both proposals, (i) such instructions as are given will be followed and
(ii) the proxy will be voted FOR the Stock Option Plan or the MRP if no
                             ---
instructions on either such proposal are given.

     Other than the matters listed on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding Common Stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Special Meeting.

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Mooresville Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. The Company also will require brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES

     The close of business on December 16, 1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 674,475 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Special Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Since many of our stockholders cannot attend the Special Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     The Stock Option Plan and the MRP will be approved if the votes cast in favor of the Stock Option Plan and the MRP exceed the votes cast opposing such plans.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions will not be counted in tabulating the votes cast on either proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on either proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. The table below contains certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.


                                               AMOUNT AND
                                               NATURE OF     PERCENTAGE
NAME AND ADDRESS                               BENEFICIAL       OF
OF BENEFICIAL OWNER                           OWNERSHIP/1/    CLASS/2/
-------------------                           ------------   ----------

Claude U. Voils, Jr.                             59,958/3/        8.89%
221 South Academy Street
Mooresville, NC 28115

Jack G. Lawler                                   59,958/4/        8.89%
1312 7th Avenue, N.E.
Jacksonville, AL 36265

Willis L. Barnette                               59,958/5/        8.89%
182 Lakeshore Drive
Mooresville, NC 28115

Donald R. Belk                                   61,511/6/        9.12%
630 Belk Road
Mt. Ulla, NC 28125


___________________________________

/1/Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/2/Based upon a total of 674,475 shares of Common Stock outstanding at the Record Date.

/3/Mr. Voils serves as a trustee of the Mooresville Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP") which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares.

/4/Mr. Lawler serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares.

/5/Mr. Barnette serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares.

/6/Mr. Belk serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares. This number also includes 6,000 shares owned jointly by Mr. Belk and his wife, and 1,553 shares owned by Mr. Belk's wife. Mr. Belk disclaims beneficial ownership of the shares owned by his wife.

     Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors, each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).


                                            AMOUNT AND
                                             NATURE OF     PERCENTAGE
                                            BENEFICIAL         OF
NAME AND ADDRESS                          OWNERSHIP/1, 2/   CLASS/3/
----------------                          ---------------  ----------
George W. Brawley, Jr.,President,                  12,690        1.88%
Chief Executive Officer and
Chairman of the Board of Directors
of the Bank and the Company
143 Bufflehead
Mooresville, NC 28115

Dale W. Brawley, Executive Vice                  7,450/4/        1.10%
President and Treasurer of the Bank
and the Company, Director of the
Company
523 Houston Road
Troutman, NC 28166

Claude U. Voils, Jr., Director of the           59,958/5/        8.89%
Bank and the Company
221 South Academy Street
Mooresville, NC 28115

Jack G. Lawler, Director of the Bank            59,958/6/        8.89%
and the Company
1312 7th Avenue, N.E.
Jacksonville, AL 36265

Willis L. Barnette, Director of the             59,958/7/        8.89%
Bank and the Company
182 Lakeshore Drive
Mooresville, NC 28115

                                            AMOUNT AND
                                             NATURE OF     PERCENTAGE
NAME AND ADDRESS                             BENEFICIAL       OF
----------------                          OWNERSHIP/1, 2/   CLASS/3/
                                          ---------------  ----------
Donald R. Belk, Director of the Bank            61,511/8/        9.12%
and the Company
630 Belk Road
Mt. Ulla, NC 28125

Billy R. Williams, Secretary and                 2,100/9/         .31%
Controller of the Bank and the
Company
143 Clark Branch Lane
Mooresville, NC 28115

Directors and Executive Officers as a         101,751/10/       15.09%
Group (7 Persons)


________________________________

/1/Voting and investment power is not shared unless otherwise indicated.

/2/Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and/or minor children, or other entities controlled by the named individuals.

/3/Based upon a total of 674,475 shares of Common Stock outstanding at the Record Date.

/4/Includes 1,892 shares of Common Stock held in the Bank's 401(k) plan for the benefit of Mr. D. Brawley.

/5/Mr. Voils serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares.

/6/Mr. Lawler serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares.

/7/Mr. Barnette serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares.

/8/Mr. Belk serves as a trustee of the ESOP which holds 53,958 shares of the Company's Common Stock. The trustees of the ESOP share certain voting and investment power of such shares. This number also includes 6,000 shares owned jointly by Mr. Belk and his wife, and 1,553 shares owned by Mr. Belk's wife. Mr. Belk disclaims beneficial ownership of the shares owned by his wife.

/9/Includes 1,177 shares of Common Stock held in the Bank's 401(k) plan for the benefit of Mr. Williams.

/10/The 53,958 shares held by the ESOP for which the trustees, Messrs. Voils, Lawler, Barnette and Belk, share voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.

BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

     The Company has a six-member board of directors composed of George W. Brawley, Jr., Dale W. Brawley, Claude U. Voils, Jr., Jack G. Lawler, Willis L. Barnette and Donald R. Belk. The Bank has a five-member board of directors which is composed of the same persons who are currently directors of the Company with the exception of Dale W. Brawley.

DIRECTOR COMPENSATION

     DIRECTORS' FEES. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors, other than Dale Brawley, are also directors of the Bank and are compensated for that service. For their service on the Bank's board of directors, all members of the Bank's board receive $1,200 per month. No additional fees were paid for service on Board Committees.

     Messrs. Belk, G. Brawley, Lawler, and Voils have entered one or more unfunded deferred compensation agreements under seven substantially similar, but separate plans with the Bank under which the participating directors have waived payment of their Board of Directors fees and specified amounts for a period of five or six years, depending upon the plan. Upon attaining 55, 65 or 70 years of age, depending upon the plan, the directors will begin receiving a specified payment in equal monthly installments over a period of 120 months. Such payment shall be made to the designated beneficiary of the director should the director die prior to attaining the age specified in the agreements. The agreements also provide for payments of benefits in the event the director otherwise terminates his directorship, subject to a five year vesting schedule. Some agreements provide for the forfeiture of benefits in some circumstances. The Bank has purchased life insurance policies on the lives of the directors to assist the Bank in meeting its obligations under the agreements. Messrs. Belk and Voils have begun receiving monthly payments under some of their deferred compensation agreements. The total expense related to the directors' deferred compensation arrangements, including the costs associated with Mr. G. Brawley's agreements which totalled $70,103, was $189,761 in the fiscal year ended December 31, 1997.

     In addition, in 1993, the Bank's Board of Directors approved the entering of Retirement Plan Agreements with Messrs. Belk, G. Brawley and Voils. The agreements provide for a monthly payment of $1,000 upon retirement following a director's attainment of age 65 (but no sooner than five years from the date of the Retirement Plan Agreement), death or disability. The agreements also provide for payment of benefits in the event the director otherwise terminates his directorship subject to a vesting schedule. Payments under the agreements are to be made in equal monthly installments over a period of 120 months. The Bank has purchased life insurance policies to assist the Bank in meeting its obligations under the agreements. The total expense related to the Directors' Retirement Plan Agreements was $112,520 in the fiscal year ended December 31, 1997.

MANAGEMENT COMPENSATION

     The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company also are executive officers of the Bank and receive cash compensation from the Bank.

     The following table sets forth for the fiscal years ended December 31, 1997 and 1996 certain information as to the cash compensation received by and the amounts accrued for the benefit of George W. Brawley, the President and Chief Executive Officer of the Bank. The table also sets forth for the fiscal year ended December 31, 1997, certain information as to the cash compensation received by and the amounts accrued for the benefit of Dale W. Brawley, the Executive Vice President and Treasurer of the Bank. No other executive officer of the Bank had cash compensation during the years ended December 31, 1997 that exceeded $100,000 for services rendered in all capacities to the Bank.



                                 YEAR
NAME AND                        ENDING                                  OTHER ANNUAL      ALL OTHER
PRINCIPAL POSITION           DECEMBER 31,    SALARY        BONUS     COMPENSATION($)/1/  COMPENSATION
---------------------------  ------------  -----------  -----------  ------------------  ------------
George W. Brawley, Jr.               1997  $154,700/2/  $ 20,560/3/         -----------   $306,694/4/
President, Chief
Executive Officer and
Director
                                     1996   143,050/5/        9,600         -----------    271,206/6/
Dale W. Brawley,                     1997    91,100/7/   14,336/8 /         -----------     56,721/9/
Executive Vice
President, Treasurer and
Director


________________________________________________

/1/Under the "Other Annual Compensation" category, perquisites for the fiscal years ended December 31, 1997 and 1996, and did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. G. Brawley or Mr. D. Brawley.

/2/Includes (a) $14,400 in directors fees (of which $3,600 was deferred) and (b) $8,300 in real estate appraisal fees paid to Mr. G. Brawley in the fiscal year ended December 31, 1997.

/3/Includes $10,000 bonus awarded in connection with the Conversion.

/4/Includes (a) $137,887 accrued under various deferred compensation, salary continuation, Directors' retirement and supplemental income agreements established for the benefit of Mr. G. Brawley; (b) $11,808 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr.
G. Brawley; and (c) $156,999 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. G. Brawley. The Defined Benefit Plan was terminated effective October 20, 1997.

/5/Includes (a) $ 14,400 in directors fees (of which $3,600 was deferred) and
(b) $8,650 in real estate appraisal fees paid to Mr. G. Brawley in the fiscal year ended December 31, 1996.

/6/Includes (a) $131,138 accrued under various deferred compensation, salary continuation, Directors' retirement and supplemental income agreements established for the benefit of Mr. G. Brawley; (b) $11,640 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr.
G. Brawley; and (c) $128,428 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. G. Brawley. The Defined Benefit Plan was terminated effective October 20, 1997.

/7/Includes (a) $3,600 deferred into certain deferred compensation arrangements and (b) $8,300 in real estate appraisal fees paid to Mr. D. Brawley in the fiscal year ended December 31, 1996.

/8/Includes $8,000 bonus paid in connection with the Conversion.

/9/Includes (a) $37,887 accrued under various deferred compensation, salary continuation, and supplemental income agreements established for the benefit of Mr. D. Brawley; (b) $7,148 contributed to the Bank's 401(k) and the Non-Qualified Excess Benefit Plan for the benefit of Mr. D. Brawley; and (c) $11,686 contributed to the Bank's Defined Benefit Pension Plan for the benefit of Mr. D. Brawley. The Defined Benefit Plan was terminated effective October 20, 1997.

          BONUS COMPENSATION. The executive officers of the Bank received a one-time bonus at the end of fiscal year 1997 which was awarded in connection with their efforts during the Bank's conversion from a mutual North Carolina savings bank to a stock North Carolina savings bank (the "Conversion"). The amount of the Conversion bonuses paid to Messrs. George Brawley, Dale Brawley and Billy Williams were $10,000, $8,000 and $7,000, respectively. In addition, employees receive annual discretionary holiday bonuses, which during fiscal year 1997 totaled $54,000, in the aggregate for all employees. The Bank anticipates that discretionary bonuses will continue to be paid to its employees in the future. However, as is the case with the Bank's compensation arrangements in general, the Bank's bonus compensation is subject to regulatory oversight, and therefore, could be changed in the future in response to regulatory requirements or otherwise.

          DEFERRED COMPENSATION, SUPPLEMENTAL INCOME AND SALARY CONTINUATION AGREEMENTS. The Bank has entered into three separate but substantially similar deferred compensation agreements with Dale W. Brawley, Executive Vice President and Treasurer. The terms of these agreements are generally described in "Directors Compensation," as are the terms of George W. Brawley, Jr.'s six deferred compensation agreements. During the fiscal year ended December 31, 1997, the total expense related to the agreements for Mr. G. Brawley and Mr. D. Brawley was $106,332.

          The Bank has also entered into separate salary continuation agreements with Mr. G. Brawley, Mr. D. Brawley and eight other non-executive employees of the Bank. These agreements provide that the employee will receive a monthly payment of $834 for five years upon reaching 65 years of age, for a total payment of $50,000. In the event of the employee's death before all payments have been made, benefits would be payable to designated beneficiaries. In addition, if the employee should die prior to reaching 65 years of age, certain monthly payments would be made for a five-year period to designated beneficiaries. In the event the employee terminates his employment, for reasons other than death, prior to reaching 65 years of age, the monthly benefit payment would be reduced. The Bank has purchased life insurance on the lives of the participants to reimburse the Bank at the death of the participant for a part of the Bank's cost associated with the agreements. The annual life insurance premium associated with the agreements for Mr. G. Brawley and Mr. D. Brawley is $3,951 and $314, respectively. During the fiscal year ended December 31, 1997, the Bank accrued $3,297 towards the cost of the benefits to be provided to Mr.
G. Brawley and Mr. D. Brawley under these agreements.

          In 1993, the Bank entered supplemental income agreements with Mr. G. Brawley, Mr. D. Brawley and Billy R. Williams, Secretary and Controller, and two other employees. These agreements provide that the employee will receive an annual retirement benefit at the earlier of age 60, if retired, or at age 65. The annual benefit provided is $25,000, $15,000 and $7,900 for Mr. G. Brawley, Mr. D. Brawley and Mr. Williams, respectively. However, Mr. G. Brawley's agreement provides for benefit payments beginning on the earlier of age 60, if retired, or November 1, 1998. A death benefit payable to the beneficiary of the employee and a disability benefit, both equal to the retirement benefit, are also provided under the agreements. During the fiscal year ended December 31, 1997, the Bank accrued $77,408 towards the cost of the benefits to be provided to Mr. G. Brawley, Mr. D. Brawley and Mr. Williams under these agreements.

          OTHER BENEFITS. The Bank provides its employees with group medical, dental, life and disability insurance benefits, and its retirees with partial payment of medical insurance dependent coverage. Employees are provided with vacation and sick leave. The Bank maintains a 401(k) retirement plan pursuant to which the Bank may make discretionary matches up to six percent of each employee's salary, as well as a non-qualified excess benefit plan which allows executive employees to contribute the maximum amount that would otherwise be allowed under the 401(k) plan but for certain limits imposed under the Internal Revenue Code. The Bank also had a defined benefit pension plan which was terminated on October 20, 1997. All participants in that plan became 100% vested on that date and received cash payment equal to their accrued benefit under the plan. Mr. G. Brawley and Mr. D. Brawley, two of three on-staff appraisers, also receive $50.00 per real estate loan appraisal performed for the Bank, under guidelines adopted by the Bank's Board of Directors. Those guidelines require outside appraisers for all loans in excess of $250,000.

     EMPLOYMENT AGREEMENTS. In connection with the Conversion, the Bank entered into employment agreements with George W. Brawley, Jr., President and Chief Executive Officer, Dale W. Brawley, Executive Vice President and Treasurer, and Billy R. Williams, Secretary and Controller, in order to establish their duties and compensation and to provide for their continued employment with the Bank. The agreements provided for initial annual base salaries of $139,200, $84,000 and $56,400, for Mr. G. Brawley, Mr. D. Brawley and Mr. Williams, respectively. The agreements provide for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, each agreement may be extended for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors. The agreements also provide that the base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), each employee's base salary shall be increased by at least 6% annually and the agreements will automatically be extended so that it will have a three-year term after the change in control. In addition, the employment agreements provide for possible profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or the Company for employees of the Bank, as well as fringe benefits normally associated with the employee's office. It is contemplated that each employee will receive holiday bonuses computed on the same basis as those paid to other employees. See "Bonus Compensation." The employment agreements provide that they may be terminated by the Bank for cause, as defined in the agreements, and that they may otherwise be terminated by the Bank (subject to vested rights) or by the employee.

     The employment agreements provide that the nature of the employees' compensation, duties or benefits cannot be diminished following a change in control of the Bank or the Company. For purposes of the employment agreements, a change in control generally will occur if (i) after the effective date of the employment agreements, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group. The agreements also provide that, in the event of the employee's death following a change in control, the remaining payments to be made under the agreements will be made to the employee's beneficiary or the beneficiary's estate.

SEVERANCE PLAN

     In connection with the Conversion, the Bank's board of directors adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" (as defined in the Severance
Plan) of the Bank or the Company and (i) the Bank or any successor of the Bank terminates the employment of any full time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location more than 40 miles distant from the employee's primary work station within 24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as a the Bank employee or (b) the amount of one month's salary at the employee's salary rate at the time of termination, subject to a maximum payment equal to one half of the employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to employment agreements having a remaining term of more than two years are not covered by the Severance Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

     In connection with the Conversion, the Bank established the Employee Stock Option Plan ("ESOP") for eligible employees of the Bank. Employees with one year of service with the Bank who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 53,958 shares of Common Stock. Collateral for the Company's loan to the ESOP is the Common Stock purchased by the ESOP. It is expected that the loan will be repaid principally from the Bank's contributions to the ESOP over a period of 15 years or less. Regular dividends paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. Shares purchased by the ESOP and pledged as security for the loan are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in full upon five years of service with credit given for years of service prior to the Conversion. Benefits are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable and corresponding expenses under the ESOP cannot be estimated.

     The Bank's Board of Directors may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective accounts and held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, are voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                                  PROPOSAL 1

         APPROVAL OF THE CODDLE CREEK FINANCIAL CORP. STOCK OPTION PLAN

GENERAL

     The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, executive officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward executive officers and employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified or compensatory stock options. Executive officers and employees of the Company, the Bank and any subsidiaries will be eligible to receive incentive stock options; directors will be eligible to receive only nonqualified stock options. If stockholder approval is obtained, options to acquire up to 60,703 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant will be awarded to executive officers and senior employees of the Company and the Bank and to directors of the Company. No cash consideration will be paid for the award of the options. Options to purchase an additional 6,744 shares of Common Stock will be reserved for future award.

DESCRIPTION OF THE STOCK OPTION PLAN

     The Prospectus of the Company, dated November 22, 1997, (the "Prospectus") delivered in connection with the Conversion and the Company's initial public offering, contained a summary of a stock option plan and of options which could be granted to directors, executive officers and employees of the Company and the Bank. The stock option plan as described in the Prospectus contained certain provisions required by the regulations of the Federal

Deposit Insurance Corporation (the "FDIC") in the event the stockholders had approved the plan less than twelve months following the Conversion. The Company has decided to seek stockholder approval of the Stock Option Plan more than twelve months after the Conversion. As a result, the FDIC regulations are no longer applicable to the plan. Consequently, the Board decided to adopt a Stock Option Plan with several provisions that differ from those presented in the Prospectus, including (i) accelerated vesting of options upon retirement or a "change in control" of the Company or the Bank; (ii) shorter vesting schedules for options; (iii) the discretionary power to adjust the option exercise price to reflect the effects of extraordinary dividends or returns of capital; (iv) the discretionary power to make cash payments to holders of unexercised, vested and unvested options equal to dividends which would have been paid on shares subject to such options if such options had been exercised and (v) the discretionary power to grant stock appreciation rights in tandem with stock options. The total number of options to be issued under the Stock Option Plan (options to purchase 10% of the number of shares issued in the Conversion) is as described in the Prospectus. The Company anticipates issuing 30% of the options under the Stock Option Plan to the existing nonemployee directors of the Company and the Bank, 60% to the executive officers of the Company and the Bank and 10% to two other senior employees of the Bank.

     The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

     ADMINISTRATION. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors (the "Committee") that is composed solely of two or more "nonemployee directors" as that term is defined by Exchange Act rules and regulations.

     STOCK OPTIONS. Under the Stock Option Plan, the Board of Directors or the Committee determines which directors, executive officers and employees will be granted options, whether such options will be incentive or nonqualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The Stock Option Plan provides that all options will have an option exercise price of not less than the fair market value of a share of Common Stock on the date of grant. The fair market value will be equal to the average of the most current bid and asked price of the Common Stock. Based upon the average of the bid and asked price on December ____, 1998, if options had been granted on that day, they would have an option price of $_______, the per share market value of the Common Stock underlying the options on that date.

     All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate determined by the Committee when making an award. Unvested options may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full in the event that the optionee ceases to be an executive officer, employee or director of the Bank or the Company for any reason following a change in control of the Company, as defined in the Stock Option Plan. Options granted under the Stock Option Plan will have a term of ten years. Stock options are non-transferable except by will or the laws of descent and distribution.

     Payment for shares purchased upon the exercise of options may be made either in cash, by check, bank draft or money order or, if permitted by the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or a combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by the Committee) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a larger number of shares.

     STOCK APPRECIATION RIGHTS. It is expected that options granted under the Stock Option Plan will be granted in tandem with stock appreciation rights, pursuant to which optionees will have the right to surrender exercisable options in exchange for payment by the Company of an amount equal to the excess of the market value of shares of Common Stock subject to the surrendered options over the exercise price of the surrendered options. In the discretion of the Committee, this payment may be made in cash or in shares of Common Stock or in some combination of cash and Common Stock. Stock appreciation rights shall terminate upon the exercise of the options to which they are attached. Stock appreciation rights will be subject to the same vesting and termination provisions as are applicable to the stock options to which they are attached.

     DISCRETIONARY CASH PAYMENTS. The Stock Option Plan provides that the Company's Board of Directors shall have the discretionary authority to authorize cash payments to the holders of unexercised options, both vested and unvested, equal to the amount of dividends which would have been paid on shares subject to options if the options had been exercised. No such payment may be made in connection with dividends or other distributions which result in a reduction in the option exercise price as described below in "Number of Shares Covered by Stock Option Plan". If an optionee receives such a cash payment with respect to any unvested option, and if such option is later forfeited, the optionee must repay any cash payment made with respect to the forfeited option.

     NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 67,447 shares of Common Stock have been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

     AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan is approved by stockholders and becomes effective. The Board may at any time alter, suspend, terminate or discontinue the Stock Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Stock Option Plan would not affect any previously granted options.

     FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees under the Stock Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but not a tax deduction to the Company or the Bank.

     The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired Common Stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Common Stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of Common Stock as payment for part or all of the exercise price of the stock purchased (the "Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

     Options granted to directors under the Stock Option Plan would be "nonqualified stock options." In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     ACCOUNTING TREATMENT. Neither the grant nor the exercise of an incentive stock option or a nonqualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. SFAS No. 123 (i) establishes financial accounting and reporting standards for stock-based employee compensation plans, (ii) defines a fair value method of accounting for an employee stock option or similar equity instrument, and (iii) encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB

Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     STOCKHOLDER APPROVAL. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by the stockholders.

     OPTIONS TO BE GRANTED. The Committee intends to grant options to directors, executive officers and employees of the Company and the Bank at a yet undetermined time following stockholder approval of the Stock Option Plan. Only forfeited options will be subject to allocation later, unless the Stock Option Plan is amended. At this time, approximately _____ persons would be eligible to participate under the Stock Option Plan. No options will be granted to any associates of any of the directors or executive officers of the Company or the Bank. The table on page 18 sets forth in column two information with respect to the number of options that the Company anticipates would be granted to directors, executive officers and other senior employees as a group upon stockholder approval of the Stock Option Plan.

     It is currently anticipated that 25% of the aggregate number of options granted to directors, executive officers and senior employees of the Company and the Bank will be vested and exercisable on the date of grant and 25% of the aggregate number of such options granted will vest and become exercisable on each of the next three annual anniversary dates thereafter.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CODDLE CREEK
                                              ---
FINANCIAL CORP. STOCK OPTION PLAN.

                                  PROPOSAL 2

              APPROVAL OF THE MOORESVILLE SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN

GENERAL

     The Boards of Directors of the Company and the Bank have adopted and desire to establish the Management Recognition Plan (the "MRP"), the objective of which is to encourage the continued service of directors, officers and employees of the Bank. The MRP will provide directors, officers and employees with an ownership interest in the Company in a manner designed to serve as an incentive to contribute to the success of the Bank and the Company and to reward employees for outstanding performance. All directors, officers and employees of the Bank are eligible for participation in the MRP.

DESCRIPTION OF THE MRP

     As with the Stock Option Plan and as discussed under Proposal 1, the MRP as described in the Prospectus contained certain provisions that were required by the FDIC if stockholder approval of the plan was obtained less than twelve months after the Conversion. Several provisions of the proposed MRP described below differ from those disclosed in the Prospectus, including a shorter vesting period and accelerated vesting upon retirement or a "change in control" of the Company or the Bank. The Company and the Bank anticipate that 30% of the restricted shares under the MRP will be awarded to nonemployee directors, 60% to executive officers and 10% to other senior employees. The following description of the MRP is a summary of its terms and is qualified in its entirety by reference to the MRP, a copy of which is attached hereto as Appendix B.

     ADMINISTRATION. The MRP will be administered and interpreted by a committee of the board of directors of the Bank (the "MRP Committee") that is composed solely of two or more "nonemployee directors", as defined by Exchange Act.

     AWARDS OF RESTRICTED STOCK. Upon stockholder approval, the MRP will acquire 26,979 shares of Common Stock, which is equal to 4% of the Common Stock issued in the Conversion. It is anticipated that 24,281 of these shares of Common Stock will be awarded immediately under the plan and another 2,429 shares will be reserved for future award. These shares either will be purchased on the open market or issued from authorized but unissued shares of Common Stock. To the extent that the MRP acquires authorized but unissued shares, the interests of existing stockholders will be diluted.

     Shares of Common Stock granted pursuant to the MRP will be in the form of restricted stock which will vest over a period of time determined by the MRP Committee. Shares issued under the MRP will be issued at no cost to recipients. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been awarded under the MRP, including receipt of any cash or stock dividends declared with respect to unvested share awards.
Such unvested shares may not be sold, pledged or otherwise disposed of.

     If a recipient terminates employment for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares which have not yet vested and must return any cash or stock dividends received with respect to the forfeited MRP shares. All shares subject to an award held by a recipient whose employment with or service to the Company, the Bank or any subsidiary terminates due to death, disability or retirement, as defined in the MRP, shall be vested as of the recipient's last day of employment with or service to the Company, the Bank or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient also shall be fully vested in the event the recipient ceases to be an employee or director of the Bank or the Company for any reason following a change in control of the Company or the Bank, as defined in the MRP.

     AMENDMENT AND MODIFICATION OF THE MRP. The board of directors of the Bank may at any time amend or modify the MRP in any respect, subject to applicable regulatory requirements and required stockholder approvals. However, any amendment or modification of the MRP shall not in any manner affect any award of shares made previously to a recipient under the Plan without the consent of such recipient.

     FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of MRP awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of MRP awards in the year in which such amounts are included in income.

     ACCOUNTING TREATMENT. For a discussion of SFAS No. 123, see "Proposal 1 - Approval of Coddle Creek Financial Corp. Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the MRP vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.

     STOCKHOLDER APPROVAL. No shares will be granted under the MRP unless it is approved by the stockholders.

     SHARES TO BE GRANTED. The MRP Committee intends to grant awards of restricted stock to directors, executive officers and two other senior employees of the Bank promptly after the date of stockholder approval of the MRP. At this time approximately _____ persons would be eligible to participate under the MRP. The following table sets forth certain information with respect to awards the Company and the Bank anticipate would be made upon stockholder approval of the Stock Option Plan and the MRP. Column two lists the options that the Company anticipates would be granted to directors, executive officers and other senior employees as a group under the Stock Option Plan; column three lists the number of shares of Common Stock the Bank anticipates would be awarded to directors, executive officers and other employees as a group under the MRP. Column four sets forth the dollar value of the stock awards assuming a value per share of Common Stock equal to $_______, which was the average of the bid and asked price on December ____, 1998. This valuation is without regard to the restrictions on the shares of Common Stock awarded under the Management Recognition Plan.

              NAME AND POSITION/1/                     STOCK OPTION PLAN  MANAGEMENT RECOGNITION PLAN
              --------------------                     -----------------  ---------------------------

                                                       NUMBER OF SHARES
                                                       ----------------
                                                       SUBJECT TO STOCK   NUMBER OF
                                                       ----------------   ---------
NONEMPLOYEE DIRECTORS                                     OPTIONS          SHARES    DOLLAR VALUE/2/
---------------------                                  -----------------  ----------  ---------------

Willis L. Barnette                                                 3,372       1,349   $____________

Donald R. Belk                                                     3,372       1,349   $____________

Jack G. Lawler                                                     3,372       1,349   $____________

Claude U. Voils, Jr.                                               3,372       1,349   $____________
                                                                  ------      ------
     Total (4 persons)                                            13,488       5,396   $
                                                                  ======      ======   =============
EXECUTIVE OFFICERS
------------------
George W. Brawley, Jr., President, CEO and                        16,862       6,745   $____________
Chairman of Board of Directors

Dale W. Brawley, Executive Vice President,                        16,862       6,745   $____________
Treasurer and Director

Billy R. Williams, Secretary and Controller                        6,745       2,697   $____________
                                                                  ------      ------
       Total (3 persons)                                          40,469      16,187   $
                                                                  ======      ======   =============
NON-EXECUTIVE OFFICER EMPLOYEES GROUP
         (2 persons)                                               6,746       2,698   $____________

ASSOCIATES OF EXECUTIVE OFFICERS AND
 DIRECTORS                                                             0           0   $           0
 --------

________________________
/1/Position with Company, unless otherwise indicated.
/2/Based upon the average of the bid and asked price for the Common Stock on December ____, 1998./

     It is currently anticipated that 25% of the aggregate number of shares granted to directors, executive officers and senior employees will be vested on the date of grant promptly after stockholder approval of the MRP and that 25% of the aggregate number of shares granted will vest on each of the next three annual anniversary dates thereafter.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MOORESVILLE
                                              ---
SAVINGS BANK, INC., SSB MANAGEMENT RECOGNITION PLAN.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Stockholders are being asked to approve the Stock Option Plan and MRP. As set forth above, the Stock Option Plan and MRP will not be effective without the required stockholder approval. Members of the management and the Boards of Directors of the Company and the Bank, most of whom are stockholders and who, as a group, have voting control over 101,751 shares (15.09%) of the Common Stock, will be participants of these plans. See "Proposal 1 - Approval of the Coddle Creek Financial Corp. Stock Option Plan" and "Proposal 2 - Approval of the Mooresville Savings Bank, Inc., SSB Management Recognition Plan."


                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held in April of 1999. In order for stockholder proposals to be included in the proxy material for that meeting, such proposals must have been received by the Secretary of the Company at the Company's principal executive office not later than November 20, 1998, and met all other applicable requirements for inclusion therein.

     The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                    By Order of the Board of Directors

                                    /s/ BILLY R. WILLIAMS

                                    Billy R. Williams
                                    Secretary

Mooresville, North Carolina
December 29, 1998

                                                                      APPENDIX B

                         MOORESVILLE SAVINGS BANK, SSB
                          MANAGEMENT RECOGNITION PLAN

     Mooresville Savings Bank, SSB (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan").

     Section 1.  Purpose of this Plan.  The purpose of this Plan is to provide
     ----------  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Coddle Creek Financial Corp. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the board of directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.  Administration of this Plan.
     ----------  ---------------------------

          (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

          (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award,
(iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

          (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

          (d) Any unallocated, undistributed or forfeited shares of Common Stock held under this Plan shall be held by the Committee.

     Section 3.  Eligibility and Awards.
     ----------  ----------------------

          (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the board of directors of the Corporation or any Subsidiary, and such officers and employees of the Bank, the Corporation and/or of any Subsidiary as may be designated by the Committee.

          (b) As promptly as practicable after a determination is made that an Award of Common Stock is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of shares of Common Stock covered by the Award, and the terms upon which the Common Stock subject to the Award shall vest and be distributed to the Participant. Awards of Common Stock under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Common Stock (the "Stock Grant Agreement").

          (c) Notwithstanding anything to the contrary contained in Sections 3(a) and 3(b) above, no Participant shall have any right or entitlement to receive an Award hereunder, such awards being at the total discretion of the Committee.

     Section 4.  Vesting and Distribution of Common Stock.
     ----------  ----------------------------------------

          (a) Awards made under this Plan shall vest and the right of a Participant to the Award shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

          (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

          (c) In the event any Participant shall no longer be either a director or an employee of the Bank, the Corporation or any Subsidiary for any reason (whichever position resulted in the Award, as set forth in the Stock Grant Agreement), other than as provided in Sections 4(d) and 4(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 14 below, shall be available again for Awards to Participants as may be determined by the Committee.

          (d) In the event that a Participant shall no longer be an employee or a director of the Bank, the Corporation or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), because of such Participant's retirement, disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

          For purposes of this Plan, the term "retirement," as it relates to any Participant receiving an Award as a result of his position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the Participant's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any Participant receiving an Award as a result of his position as a director shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors, at any time after such Participant reaches age 65, or (ii) at the election of the Participant at any time after not less than 15 years of service as a member of the such board of directors, as applicable.

          (e) In the event that a Participant ceases to be an employee or a director of the Bank, the Corporation or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

          (f) Shares of Common Stock which have vested shall be distributed to the Participant or any transferee permitted by Section 10 (a "Permitted Transferee"), as the case may be, as soon as practicable after such shares of Common Stock have vested in accordance with the schedule contained in the Stock Grant Agreement.

          (g) The Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for shares or delivery of any cash or other assets with respect to shares or otherwise pursuant to this Plan. Alternatively, the Corporation, Bank and any Subsidiary may deliver or release shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

          (h) Each Participant receiving an Award under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant.

     Section 5.  Restrictions on Selling of Shares.  Awards of Common Stock may
     ----------  ---------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     Section 6.  Effect of Award on Status of Participant.  The fact that an
     ----------  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the board of directors of the Corporation or any Subsidiary, nor any right to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 7.  Voting Rights; Dividends; Other Distributions. After an Award
     ----------  ---------------------------------------------
has been made, the Participant or Permitted Transferee shall be entitled to receive all cash dividends declared upon the shares awarded and to direct the Committee as to the voting of the shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Committee in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan vote Common Stock held in trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

          Notwithstanding the foregoing, if a Participant or Permitted Transferee hereunder forfeits any Awards pursuant to the terms of this Plan, the Participant or Permitted Transferee, as applicable, shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by such Participant or Permitted Transferee with respect to such forfeited Awards.

     Section 8.  Adjustment Upon Changes in Capitalization; Dissolution or
     ----------  ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment, by reason of a merger or consolidation of the Corporation, by reason of the sale by the Corporation of all or a substantial portion of its assets, or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 9.  Non-Transferability.  Prior to the time Awards become vested
     ----------  -------------------
and are distributed by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section
9. Awards which are transferred pursuant to this Section 9 shall be subject to the same terms and conditions as applied to the Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 10. Impact of Award on Other Benefits of Participant.  The value
     ----------- ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 11. Corporate Action.  The making of an Award under this Plan
     ----------- ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 12. Exculpation and Indemnification.  In connection with this
     ----------- -------------------------------
Plan, no member of the Board, no member of the board of directors of the Corporation and no member of the Committee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the board of directors of the Corporation or the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the board of directors of the Corporation, the members of the board of directors of any Subsidiary, and the Committee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 13.    Amendment and Modification of this Plan.  The Board may at
     -----------    ---------------------------------------
any time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 14.    Termination and Expiration of this Plan.  This Plan may be
     -----------    ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award may be made under this Plan thereafter. Such termination shall not effect any Award theretofore made.

     Section 15.    Miscellaneous.
     -----------    -------------

     (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

     (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary.

     (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

STATE OF NORTH CAROLINA
COUNTY OF IREDELL
                                                           STOCK GRANT AGREEMENT

     THIS STOCK GRANT AGREEMENT (the "Agreement") is made and entered into as of the ____ of ___________________, _______ (the "Effective Date"), by and among
Mooresville Savings Bank, SSB (the "Bank"), and
_______________________________________________ (the "Participant").

     WHEREAS, a Management Recognition Plan (the "Plan") was adopted by the Board of Directors of the Bank (the "Bank") and approved by the Board of Directors and by the shareholders of Coddle Creek Financial Corp., the holding
company of the Bank (the "Corporation") on   ____________, 1999.

     WHEREAS, it has been determined that it is desirable and in the best interest of the Bank to make an award (the "Award") of certain shares of the Common Stock of the Corporation, under the Plan, to the Participant, subject to certain restrictions as specified below; and

     WHEREAS, capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Plan.

     NOW, THEREFORE, the Parties agree as follows:

     1.   Date of Award.  The date of making the Award under this Agreement is
          -------------
the _____ day of _________________, 1999. This Award has been made in recognition of the Participant's status and service as a ____________________ of _____________________________________________. The Participant is ____ or _____
is not a director or executive officer of the Bank.

     2.   Award of Plan Shares. The Participant is awarded, in the aggregate,
          --------------------
___________________________ (__________) shares of Common Stock (the "Plan
Shares"), which shares become vested and nonforfeitable pursuant to paragraph 5 of this Agreement.

     3.   Investment Representation and Transfer Restrictions.
          ---------------------------------------------------

          (a) Investment Representation.  Participant makes and agrees to the
              -------------------------
investment representation, if any, attached hereto as Annex A, and the Management Recognition Plan Committee (the "Committee") may cause a legend to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such representation, as necessary.

          (b) Securities Law and Regulations.  The Participant agrees that the
              -------------------------------
Plan Shares shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed and any other applicable federal or state securities laws, rules or regulations, and the Committee may cause a legend or legends to be placed on any certificate representing any of the Plan Shares to make appropriate reference to such restrictions.

     4.   Vesting and Delivery of Plan Shares by the Committee.
          ----------------------------------------------------

          (a) Periodic Vesting.  Plan Shares shall vest and become
              ----------------
nonforfeitable in accordance with the following schedule:

               _________ shares on ___________________, 1999
               _________ shares on ___________________, 2000
               _________ shares on ___________________, 2001
               _________ shares on ___________________, 2002

In addition, Plan Shares shall become vested and nonforfeitable upon retirement, disability, death and a change in control as set forth in the Plan.

          (b) Delivery of Vested Plan Shares to the Participant.  After the date
              -------------------------------------------------
on which the Plan Shares have become vested as provided in this Agreement and in the Plan, the Committee shall deliver to the Participant, the Participant's designee, such other person as shall have been designated as Participant's beneficiary in accordance with this Agreement, or any other permitted recipient pursuant to the Plan, as applicable, certificates representing the Plan Shares which have become vested and nonforfeitable, as the Committee shall determine, free from any restrictions imposed by this Agreement other than such restrictions and conditions as may be deemed necessary by the Committee pursuant to paragraph 3 above.

          (c) Delivery of Forfeited Plan Shares.  If the Plan Shares, or any of
              ---------------------------------
them, are forfeited pursuant to the Plan, the Committee shall determine the appropriate disposition of such forfeited shares. Thereafter such forfeited shares shall cease to be subject to this Agreement.

     5.   Repayment of Dividends. If the Participant forfeits Plan Shares
          ----------------------
pursuant to the Plan, the Participant shall, within 30 days after the effective date of such forfeiture, pay the Corporation an amount equal to the dividends received by the Participant with respect to forfeited Plan Shares as set forth in the Plan.

     6.   Designation of Beneficiary.  The Participant hereby designates the
          --------------------------
person(s) described on Annex B as the beneficiary or beneficiaries who shall be entitled to receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. The Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary, if any, by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

          If no such beneficiary designation is in effect at the time of the Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated his beneficiary and shall receive the Plan Shares and other assets, if any, distributable to the Participant upon his death. If the Committee is in doubt as to the right of any person to receive such distribution, the Committee may retain the Plan Shares and other assets, without liability for any interest in respect thereof, until the rights thereto are determined, or the Committee may transfer such Plan Shares into any court of appropriate jurisdiction and such transfer shall be deemed a complete discharge of the obligations of the Bank, the Corporation, and the Committee hereunder.

     7.   Effect of Award on Status of Participant.  The fact that an Award has
          ----------------------------------------
been made to the Participant under this Plan shall not confer on the Participant any right to continued service on the Board, on the board of directors of the Corporation or on the board of directors of any Subsidiary, nor to continued employment with the Bank, the Corporation or any Subsidiary; nor shall it limit the right of the Bank, the Corporation or of any Subsidiary to remove the Participant from any such boards, or to terminate his employment at any time without prior notice.

     8.   Impact of Award on Other Benefits of Participant.  The value of the
          ------------------------------------------------
Plan Shares on the date of the Award or at the time the Plan Shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plans.

     9.   Tax Withholding.  All Plan Shares distributed pursuant to this
          ---------------
Agreement shall be subject to applicable federal, state and local withholding for taxes. The Participant expressly acknowledges and agrees to such withholding without regard to whether the Plan Shares may then be sold or otherwise transferred by the Participant. The Participant acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     10.  Notices.  Any notices or other communications required or permitted to
          -------
be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally or three (3) business days after deposit in the United States mail by Certified Mail, return receipt requested, properly addressed and postage prepaid, if to the Bank or the Committee at the Bank's principal office address at 347 North Main Street, Mooresville, North Carolina 28115; and, if to the Participant, at his last address appearing on the books of the Bank. The Bank and the Participant may change their address or addresses by giving written notice of such change as provided herein. Any notice or other communication hereunder shall be deemed to have been given on the date actually delivered or as of the third (3rd) business day following the date mailed as set forth above, as the case may be.

     11.  Construction Controlled by Plan.  The Plan, a copy of which is
          -------------------------------
attached hereto as Annex C, is incorporated herein by reference. The Award shall be subject to the terms and conditions of the Plan, and the Participant hereby assumes and agrees to comply with all of the obligations imposed upon the Participant in the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision hereof should appear to be inconsistent therewith.

     12.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     13.  Governing Law.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     14.  Modification of Agreement; Waiver.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto or their successors in interest. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

     15.  Binding Effect.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto, and their respective heirs, legatees, personal representatives, executors, and administrators, successors and assigns.

     16.  Entire Agreement.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     17.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Bank has caused this instrument to be executed in its corporate name by its President, or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by, authority of its Board of Directors first duly given; and each individual party hereto has hereunto set his hand and adopted as his seal the typewritten word "SEAL" appearing beside his name, all done this the day and year first above written.

                              MOORESVILLE SAVINGS BANK, SSB



                              By:_______________________________________________

                                 __________________ President

ATTEST:

__________________________________

_________________________Secretary


[Corporate Seal]

                              PARTICIPANT



                              ------------------------------------(SEAL)

                                    ANNEX A

                           INVESTMENT REPRESENTATION
                           -------------------------

                                    ANNEX B

                          MANAGEMENT RECOGNITION PLAN
                          ---------------------------
                          BENEFICIARY DESIGNATION FORM
                          ----------------------------


     As Beneficiary to receive any shares of stock distributable on my behalf pursuant to the Mooresville Savings Bank, SSB Management Recognition Plan, I hereby designate the following:

                        Name           Address              Relationship

Primary Beneficiary:
                        --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------


Contingent Beneficiary:
(if any)                --------------------------------------------------------

                        --------------------------------------------------------

                        --------------------------------------------------------



If more than one primary beneficiary is named, shares will be paid in equal shares to surviving primary beneficiaries. Should the contingent beneficiaries be eligible to receive the benefits (i.e., all primary beneficiaries are deceased), such benefits will be paid in equal shares to such surviving contingent beneficiaries.

Name of Spouse if not given above:
                                  ______________________________________________



---------------------------   --------------------------------------------------
Witness                       Participant

---------------------------   --------------------------------------------------
                              Date

                                    ANNEX C

                          MANAGEMENT RECOGNITION PLAN
                          ---------------------------

                                                                      APPENDIX A

                         CODDLE CREEK FINANCIAL CORP.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of Coddle Creek Financial Corp. (the "Corporation"), a North Carolina corporation, with its principal office in Mooresville, Iredell County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Mooresville Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.   PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
          -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors, employees and others to remain in the management and service of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.   ADMINISTRATION.  The Plan shall be administered by a committee (the
          --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.   STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
          ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 67,447 shares, which is ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank on December 30, 1997 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.   ELIGIBILITY.  Options shall be granted only to individuals who meet
          -----------
all of the following eligibility requirements:

          (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (b) Such individual must have such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

          (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.   OPTION AGREEMENT   Subject to the provisions of this Plan, Options
          ----------------
shall be awarded to the directors and employees in such amounts as are determined by the Committee. The proper officers on behalf of the Corporation and each Optionee shall execute a Stock Option Grant and Agreement (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.   OPTION PRICE.
          ------------

          (a) The option price of each Option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc.

     National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

          (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (a) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.   EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
          ---------------------
date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.   TERMS AND CONDITIONS OF OPTIONS.
          -------------------------------

          (a) All Options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 20.

          (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

          (c) The grant of Options shall be evidenced by an Option Agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

          (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

          (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

          (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

          (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.   EXERCISE OF OPTIONS.
          -------------------

          (a) Options granted to an optionee shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

          (b) Notwithstanding the foregoing, Options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death, retirement or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and in the event of a change in control as set forth in Section 13 of this Plan.

          (c) Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option.

          (d) In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

          (e) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

          (f) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

          (g) Notwithstanding anything to the contrary herein, an optionee receiving the grant of an Option by virtue of his position as a director or as an employee of the Corporation, the Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his Options within the periods set forth in Sections 10, 11 and 12 below.

     10.  TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR DEATH.
          ----------------------------------------------------------------------
If any optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and (ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.  TERMINATION OF EMPLOYMENT - DISABILITY OR RETIREMENT. If any optionee
          ----------------------------------------------------
receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within twelve (12) months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     If any optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of at least one of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, at any time prior to the date of expiration of the Option, exercise such Option; provided, however, that if the Option is exercised more than three (3) months after such retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his position as a director shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors, at any time after such optionee reaches age 65, or (ii) at the election of the optionee at any time after not less than 15 years of service as a member of the such board of directors, as applicable.

     12.  TERMINATION OF EMPLOYMENT - DEATH.  If an optionee receiving the grant
          ---------------------------------
of an option by virtue of his position as a director (as stated in the Option Agreement) dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.  CHANGE IN CONTROL.  In the event that an optionee ceases to be an
          -----------------
employee or a director of the Corporation, the Bank or a Subsidiary (which position resulted in his receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the Bank's Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or
(iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     In the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.  STOCK APPRECIATION RIGHTS.
          -------------------------

          (a) General Terms and Conditions. The Committee may, but shall not be obligated to, grant rights to optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the market value (determined as set forth in Section 6 above) of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then market value thereof (determined as set forth in Section 6 above), or in cash, or partly in cash and partly in shares of Common Stock.

          The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
     Section 14 and this Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which is related); the method for valuing shares of Common Stock for purposes of this Section 14; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b) Time Limitations. A Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an optionee to exercise Stock

     Appreciation Rights shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

          (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which is relates, while a Stock Appreciation Right granted in connection with a Nonqualified Stock Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option. No optionee shall have any Stock Appreciation Rights unless (i) in the case of Incentive Stock Options and Nonqualified Stock Options, the Stock Option Agreement shall so state or
     (ii) in the case of Nonqualified Stock Options, the Committee shall have executed an amendment to the Stock Option Agreement so stating.

          (e) Non-Transferable. A Stock Appreciation Right may not be transferred or assigned except in connection with a transfer of the Option to which it relates.

     15.  RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options and Stock Appreciation Rights previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

          (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock.

          (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (d) The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     17.  INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities and Exchange Commission.

     18.  APPLICATION OF FUNDS.  The proceeds received by the Corporation from
          --------------------
the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     19.  NO OBLIGATION TO EXERCISE.  The granting of an Option or Stock
          -------------------------
Appreciation Right shall impose no obligation upon the optionee to exercise such Option or Stock Appreciation Right.

     20.  EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
          ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     21.  TERM OF PLAN.  Options and Stock Appreciation Rights may be granted
          ------------
pursuant to this Plan from time to time within ten (10) years from the effective date of the Plan.

     22.  TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
          ---------------------------
resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option or Stock Appreciation Right hereunder. The granting of an Option and Stock Appreciation Right pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     23.  CASH PAYMENTS.  At the time of the payment of any dividend or other
          -------------
distribution with respect to the Common Stock, in the absolute discretion of, and upon direction of the Board, the Corporation shall cause to be paid to existing directors and employees of the Corporation, the Bank or any Subsidiary who hold nonforfeited, unexercised Options under this Plan, regardless of whether or not such Options are vested and nonforfeitable, a cash amount equal to the number of shares of Common Stock subject to nonforfeited, unexercised options held by such optionee multiplied by the amount of any dividends or other distributions paid per share of Common Stock outstanding. The Board shall have the discretion to approve cash payments at the time of some dividends or distributions but not others. Notwithstanding the foregoing, no amounts shall be paid to optionees pursuant to this Section 23 with respect to any dividend or distribution if at the time of such dividend or distribution, the exercise price of the Options shall have been reduced pursuant to Section 16(b) above.

     If any director or employee of the Corporation, the Board or any Subsidiary shall receive any cash payment from the Company, the Board or any Subsidiary pursuant to this Section 23 with respect to an Option which is not vested and exercisable, and if such Option shall be forfeited, then within 30 days after the effective date of such forfeiture, the optionee shall pay to the Corporation, the Bank or the Subsidiary (as applicable) an amount equal to the cash payment received by such optionee with respect to such forfeited Option.
In the alternative, at the option of the Corporation, the Bank or the Subsidiary (as applicable) the amount to be repaid may be withheld from the final compensation payable to the optionee.

     24.  WITHHOLDING TAXES.  Whenever the Corporation proposes or is required
          -----------------
to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     25.  TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
          -------------------------
terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option or Stock Appreciation Right previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     26.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     27.  COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and expenses
          ---------------------------------------------
incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Bank's Board, no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     28.  GOVERNING LAW.  Without regard to the principles of conflicts of laws,
          -------------
the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     29.  INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
          ------------------
shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     30.  OTHER PROVISIONS.  The Option Agreements authorized under this
          ----------------
Plan shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                   EXHIBIT A
                                   ---------


                       STOCK OPTION GRANT AND AGREEMENT

     THIS STOCK OPTION GRANT AND AGREEMENT (this "Agreement"), being made according to and subject to the terms and conditions of the CODDLE CREEK FINANCIAL CORP. STOCK OPTION PLAN (the "Plan"), a copy of which is attached to this Agreement as Annex A and is incorporated by reference into and made a part of this Agreement, is executed and effective the _______ day of _______________, _____, between Coddle Creek Financial Corp. (the "Corporation") and
____________________ (the "Optionee"):

   1.   GRANT.  As of the above date, the Corporation hereby grants to the
        -----
        Optionee (applicable provisions are marked):

        [_] an Incentive Stock Option [as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")] to purchase ________ shares of Common Stock of the Corporation at the price stated in this Agreement;

        [_] a Nonqualified Stock Option to purchase __________ shares of Common Stock of the Corporation at the price stated in this Agreement.

        The Optionee [_] shall [_] shall not have Stock Appreciation Rights in connection with the Options granted hereby, in accordance with Section 14 of the Plan.

        The Option(s) and any Stock Appreciation Rights granted under this section and as described in this Agreement is (are) in all respects subject to and conditioned by the terms, definitions, and provisions of this Agreement and of the Plan. Capitalized terms in this Agreement which are not otherwise defined but which are defined in the Plan shall have the same meaning given to those terms in the Plan.

        The Optionee has been granted Options under the Plan as a result of the Optionee's position as a [_] director [_] employee of the Corporation, the Bank or a Subsidiary.

   2.   PRICE.  The Option price is $_____________ for each share.
        -----

   3.   EXERCISE OF OPTION.  The Option(s) granted under this Agreement shall be
        ------------------
        exercisable pursuant to the terms and conditions of the Plan and as set forth below:

          (a) Right to Exercise:  In addition to the terms and conditions
              -----------------
          imposed on the Optionee's right to exercise his Options and any Stock Appreciation Rights imposed in the Plan, the following terms and conditions are applicable:

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

          (b) [_] (Marked if applicable)   Annual Installments:  Subject to the
                                         -------------------
          terms and conditions of the Plan, the Incentive Stock Options can be exercised in annual installments as follows:

          __________________ shares beginning on ______________, 1999
          __________________ shares beginning on ______________, 2000
          __________________ shares beginning on ______________, 2001
          __________________ shares beginning on ______________, 2002

          Subject to the terms and conditions of the Plan, the Nonqualified Options can be exercised in annual installments as follows:

          __________________ shares beginning on ______________, 1999
          __________________ shares beginning on ______________, 2000
          __________________ shares beginning on ______________, 2001
          __________________ shares beginning on ______________, 2002

          The right to exercise the Option(s) in annual installments shall be cumulative. In addition, the option(s) shall be exercisable upon disability, death, retirement and a change in control as set forth in the Plan.

          (c) Method of Exercise:  The Options and any Stock Appreciation Rights
              ------------------
          granted under this Agreement shall be exercisable by a written notice to the Secretary of the Corporation which shall:

               (1) State the election to exercise the Option or the election to surrender an exercisable Option and exercise Stock Appreciation Rights, the number of shares in respect of which the Option or Stock Appreciation Right is being exercised, the person in whose name any stock certificate or certificates for such shares of Common Stock is to be registered or to whom any cash is to be paid, his address, and social security number;

               (2) Contain any such representation and agreements as to Optionee's investment intent with respect to shares of Common Stock as may be required by the Committee;

               (3) Be signed by the person entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise the Option or Stock Appreciation Rights in accordance with the Plan; and

               (4) Be accompanied by payment of the purchase price of any shares with respect to which the Option is being exercised which payment shall be in form acceptable to the Committee pursuant to Section 6(b) of the Plan.

          (d) Representations and Warranties:  In order to exercise an Option or
              ------------------------------
          Stock Appreciation Right, the person exercising the Option or Stock Appreciation Right must make the representations and warranties to the Corporation as may be required by any applicable law or regulation, or as may otherwise be required pursuant to the Plan.

          (e) Approvals.  In order for an Option or Stock Appreciation Right to
              ---------
          be exercised, all filings and approvals required by applicable law and regulations or pursuant to the Plan must have been made and obtained.

     4.   NON-TRANSFERABILITY.  Neither any Option nor any Stock Appreciation
          -------------------
Rights may be transferred in any manner otherwise than by will or the laws of descent and distribution and such Option and any Stock Appreciation Rights may be exercised during the life of the Optionee only by him.

     5.   INVESTMENT PURPOSE.  This Option and any Stock Appreciation Rights
          ------------------
may not be exercised if the issuance of shares or payment of cash upon such exercise would constitute a violation of any applicable federal or state securities law or other law or valid regulation.

     6.   EXPIRATION.  This Option and any corresponding Stock Appreciation
          ----------
Rights shall expire on _____________, 2009.

     7.   ESCROW.  All stock purchased pursuant to an Incentive Stock Option
          ------
shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The Optionee who has exercised the Option shall have all rights of a stockholder, including, but not limited to, the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

     8.   REPAYMENT OF CASH PAYMENTS.  If the Optionee hereunder forfeits any
          --------------------------
Options pursuant to the Plan, the Optionee shall, within 30 days after the effective date of such forfeiture, pay the Corporation, the Bank or a Subsidiary (as applicable) an amount equal to the cash payments received by the Optionee from the Corporation, the Bank or any Subsidiary with respect to such forfeited Options pursuant to Section 23 of the Plan. In the alternative, at the option of the Corporation, the Bank or a Subsidiary, the amount to be repaid may be withheld by the Corporation, the Bank or a Subsidiary from the final compensation or fees payable to the Optionee. Each acceptance by an Optionee of cash payments pursuant to such Section 23 with respect to Options still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this paragraph 8.

     9.   TAX WITHHOLDING.  All stock, cash and other assets distributed
          ---------------
pursuant to this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Optionee expressly acknowledges and agrees to such withholding. The Optionee acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

     10.  RESOLUTION OF DISPUTES.  Any dispute or disagreement which should
          ----------------------
arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement or the Plan will be determined by the Committee designated in Section 2 of the Plan. Any determination made by such Committee shall be final, binding, and conclusive for all purposes.

     11.  CONSTRUCTION CONTROLLED BY PLAN.  The Options and any corresponding
          -------------------------------
Stock Appreciation Rights evidenced hereby shall be subject to all of the requirements, conditions and provisions of the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision should appear to be inconsistent therewith.

     12.  SEVERABILITY.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

     13.  MODIFICATION OF AGREEMENT; WAIVER.  This Agreement may be modified,
          ---------------------------------
amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto and only subject to the limitations set forth in the Plan. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision.

     14.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
          ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction, of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     15.  GOVERNING LAW; VENUE AND JURISDICTION.  Without regard to the
          -------------------------------------
principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

     16.  BINDING EFFECT.  This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, and his heirs, legatees, personal representative, executor, administrator and permitted assigns.

     17.  ENTIRE AGREEMENT.  This Agreement and the Plan constitute and embody
          ----------------
the entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

                                    CODDLE CREEK FINANCIAL CORP.

ATTEST:


By:_____________________             By:_______________________________________
(Corporate Seal)                        _________________President




                                     OPTIONEE:

                                     __________________________________________
                                     (SEAL)

                              REVOCABLE PROXY
                        CODDLE CREEK FINANCIAL CORP.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                        SPECIAL MEETING OF STOCKHOLDERS
                               JANUARY 26, 1999
                                  11:00 A.M.

 The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Coddle Creek Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held at the office of the Company, 347 North Main Street, Mooresville, North Carolina, on January 26, 1999, at 11:00 a.m. and at any and all adjournments thereof, as follows:



  Please be sure to     --------------------------------------------------------
    sign and date       Date
 this Proxy in the box
        below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Stockholder sign above                      Co-Holder (if any) sign above



1. The approval of the Coddle Creek Financial Corp. Stock Option Plan.

                  FOR [ ]        AGAINST [ ]     ABSTAIN [ ]


2. The approval of the Mooresville Savings Bank, Inc., SSB Management Recognition Plan.

                   FOR [ ]      AGAINST [ ]     ABSTAIN [ ]

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING:  [ ]

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

 If no instructions are given, the proxy will be voted for Proposals 1 and 2. If
                                                       ---
instructions are given with respect to one but not both proposals, such instructions as are given will be followed and the proxy will be voted for the
                                                                       ---
proposal on which no instructions are given.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                         CODDLE CREEK FINANCIAL CORP.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

 The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Special Meeting and a Proxy Statement dated December 29, 1998.

 Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY